CORPORATE R&D EVENT September 14, 2024 ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3) OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE Exhibit 99.2

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

outline Acrivon Therapeutics and AP3 overview Data update on the prospective ACR-368 registrational intent Phase 2 trial in endometrial cancer Update on ACR-2316, an AP3-derived dual WEE1/PKMYT1 inhibitor cleared for Phase 1 Intro to AP3 Interactome v.2: Real-time actionable analyses of Acrivon proprietary AP3 data Live Q&A For a comprehensive corporate deck, please visit: https://Acrivon.com

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY


Neurological
Fibrosis
Metabolic
Cancer
Inflammatory


DNA
RNA
Protein
Dysregulated Protein
P
Drug
Dysregulated Pathways

Acrivon Predictive Precision Proteomics (AP3)

- Enables an exact match between the disease-driving, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Broadly applicable in R&D (biological SAR, resistance, patient responders); leveraged for internal pipeline


+
OncoSignature®

Blume-Jensen, P & Hunter, T: Oncogenic kinase signaling *Nature* (2001)
Olsen, JV et al: Global, in vivo, and site-specific phosphorylation dynamics in signaling networks *Cell* (2006);
Andersen, JN et al: Pathway-based identification of biomarkers for targeted therapeutics: personalized oncology with PI3K pathway inhibitors *Sci Transl Med* (2010)

4 ACRIVON THERAPEUTICS

AP3 developed to overcome Critical challenges facing biopharma industry Discovering potent compounds suitable for clinical monotherapy Determining which patients will benefit from those drugs Preventing or reducing resistance to maximize response durability AP3 is a proprietary, machine learning-enabled internal R&D engine that effectively addresses these challenges, driving rapid advancement of our pipeline Challenge Acrivon Predictive Precision Proteomics (AP3) Optimal target/pathway selectivity for rapid generation of single agent active compounds Identification of drug-sensitive indications and patients for actionable precision medicine Ability to rapidly identify and overcome resistance mechanisms

ACRIVON PIPELINE

		Preclinical / Phase 1 / Phase 2 / Phase 3	Anticipated Next Milestone
		Single-Arm Trials Based on OncoSignature Prediction	
ACR-368 (CHK1/CHK2)	Endometrial Cancer	ACR-368 Monotherapy — Fast Track Designation	Multiple Program Updates Q3 (ESMO) and Q4 2024
		LDG Combination	
	Platinum-Resistant Ovarian Cancer	ACR-368 Monotherapy — Breakthrough Device & Fast Track Designations	
		LDG Combination	
	Bladder Cancer	ACR-368 Monotherapy	
		LDG Combination	
		Option to Initiate Additional Trials in HPV+ SCC (H&N*, Anal, Cervical) and Sarcomas	
ACR-2316 (WEE1/ PKMYT1)	OncoSignature-Predicted Monotherapy Sensitive Tumors	Phase 1 Activated	Trial Initiation Q4 2024
Cell cycle program (undisclosed target)	OncoSignature-Predicted Monotherapy Sensitive Tumors	Discovery	Development Candidate Nomination 2025
Additional AP3-driven co-crystallography programs			Future Development Candidates

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

*Investigator-Initiated Trial (IIT) activated at Moffitt Cancer Center

6 ACRIVON THERAPEUTICS

Newly disclosed ACR-368 clinical data ESMO 2024: Interim data from the registrational intent Phase 2 prospective clinical trial in endometrial cancer Data cut as of July 25, 2024 Poster available on Acrivon’s website: https://acrivon.com/science/#publications-posters

AP3-BASED DRUG DISCOVERY AND CLINICAL DEVELOPMENT IN PREDICTED SENSITIVE SUBJECTS AND TUMOR TYPES


OncoSignature

Clinical Biomarkers
Predictive OncoSignature tests

Indication Finding
Sensitive tumor types

Resistance Mechanisms
Rational drug combinations

AP3

Drug Discovery SAR
Optimal target selectivity

PD Markers
~6,000 per compound

Informs in-licensing
AP3 profiling of candidates



Streamlined Clinical Development
Predicted sensitive indications with informed dose optimization

Predicted Responder

8 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP³ DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant Sensitive
AI-DRIVEN
OncoSignature®
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
No benefit
Benefit
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE


OncoSignature®
Predicted Non-responder
Predicted Responder
CLASS 1 BM
CLASS 2 BM
CLASS 3 BM
Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

9
ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Exclusively in-licensed from Eli Lilly & Company (WW rights); originally discovered by Array (Pfizer)
- CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037
- Balanced inhibition of both CHK1 and CHK2 believed important for RECIST monotherapy activity


O
N
N
H
N
N
N
H
N
O
NH_2
ACR-368 (MW): 365.4


G2/M Checkpoint
CHK1/2
M
Cancer Cell Cycle
G_1
G_2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1/2

G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints

CHK1 pauses cell cycle to enable DNA repair

DRUG TARGET PROFILE AT TIME OF IN-LICENSING

- **Durable monotherapy activity:** Platinum-resistant ovarian and squamous cell cancers (Anal and H&N)
- **Large safety database, favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but requires patient responder identification to achieve sufficient ORR

10 ACRIVON THERAPEUTICS

ENDOMETRIAL CANCER IS AN AP3-PREDICTED ACR-368-SENSITIVE TUMOR

ACR-368 OncoSignature-based indication finding prior to trial entry → ACR-368 OncoSignature imaging demonstrates addiction to CHK1/2 DDR axis → Confirmation of predicted sensitivity in genetically non-modified PDX models → Confirmation of ACR-368 OncoSignature prediction in PDX tumor tissues pretreatment


Sq. NSCLC
Endometrial cancer

OncoSignature-positive = 0%
(ORR in past trial: 0%)

OncoSignature-positive = 30-40%

Endometrial patient samples

Patient 1 LOW

Patient 2 HIGH



Predicted Non-Responders

Predicted Responders

Endometrial PDX


Endo 1
Endo 2
Endo 3
Endo 4
Endo 5
Endo 6
Endo 7
Endo 8
Day

PDX-L

PDX-H

BM1

BM2

BM3



Predicted Non-Responders

Predicted Responders

in >1,000 cancer patients treated with ACR-368 in Lilly-sponsored trials, endometrial cancer was not tested

11

ACRIVON THERAPEUTICS

High grade advanced stage endometrial cancer opportunity has opened for ≥ 2nd line (post anti-PD-1) ACR-368 Target Indication: High grade, locally advanced or metastatic, recurrent endometrial cancer Significant unmet need, attractive commercial potential Must have recurred after prior chemo and PD-1/PD-L1 inhibitor therapy1 Irrespective of molecular (MMR, p53, other) alterations and subtype (serous, endometrioid, clear cell, carcinosarcoma) SOC: ≥2nd line (post-PD-1 + chemo) ~14.7% ORR, mPFS 3.8 months2 ≥3rd line ~9% ORR, mPFS 2.8 months3 ACR-368 Target Product Profile: ≥25% ORR with CI lower bound >20%; mDoR ≥5.5 months 1Unless ineligible for PD-1/PD-L1 therapy 2Eskander R et al, NEJM, 2023; Mirza MR et al, NEJM, 2023; Makker V et al, NEJM, 2022 3Ray-Coquard I et al, BJC, 2013

ACR-368-201 Trial and enrollment in endometrial cancer April 2024 Corporate R&D Event1 ESMO 20242 Endometrial Cancer BM+ BM- Total BM+ BM- Total Safety-Evaluable (enrolled ≥1 dose) 7 11 18 12 23 35 Efficacy-Evaluable (≥1 on-treatment scan) 5 5 10 8 15 23 BM+% (enrolled BM+/Total) 38.9% 34.3% BM+ BM- https://clinicaltrials.gov/study/NCT05548296 1https://ir.acrivon.com/news-events/events-presentations 2https://acrivon.com/science/#publications-posters Enrollment in Endometrial Cancer ACR-368-201 Trial Ongoing enrollment in ovarian and bladder cancer cohorts with update planned for future date

DEMOGRAPHICS AND SUBJECT DISPOSITION (N=35)

Subject Demographics	BM+ N = 12	BM- N = 23
Median Age (range)	66 (60-76)	68 (42-78)
Race (%)		
White	8 (67)	16 (70)
Black/African American	3 (25)	3 (13)
Asian	0 (0)	3 (13)
Other	0 (0)	1 (4)
Unknown	1 (8)	0 (0)
Current Stage (%)		
III	3 (25)	12 (52)
IV	9 (75)	10 (43)
unk	0 (0)	1 (4)
Histology (%)		
Serous	8 (67)	7 (30)
Endometrioid	3 (25)	7 (30)
Carcinosarcoma	1 (8)	3 (13)
Clear Cell Carcinoma	0 (0)	2 (9)
Other	0 (0)	4 (17)
ECOG Status at Baseline (%)		
0	5 (42)	10 (43)
1	7 (58)	13 (57)

Subject Disposition	BM+ N = 12	BM- N = 23
Median Prior Lines (range)	2 (1-4)	3 (1-4)
Prior PD-1/PD-L1 Therapy (%)		
Yes	12 (100)	22 (96)
No	0 (0)	1 (4)*
Discontinued Study Drug (%)	3 (25)	13 (57)
Reason for Discontinuing Study Drug (%)		
PD	2 (17)	10 (43)
PI Decision	1 (8)	0 (0)
Unacceptable Tox	0 (0)	1 (4)
Subject Decision	0 (0)	1 (4)
Subject Withdrawal of Consent	0 (0)	1 (4)
Survival Status (%)		
Alive^	10 (83)	14 (61)
Deceased	2 (17)	7 (30)
Unknown	0 (0)	2 (9)

*Subject deemed ineligible for anti-PD-1therapy.
^1 BM+ and 4 BM- subjects are still on study for follow-up, but no longer receiving study drug.
Data current as of 25July2024 and includes all subjects enrolled with registrational intent
BM- includes all subjects treated with ACR-368 + low dose gemcitabine (LDG) at RP2D (105 mg/m^2 and 10 mg/m^2, respectively).

14 ACRIVON THERAPEUTICS

significant ACR-368 responder enrichment in efficacy-evaluable subjects1 (N=23) in registrational intent phase 2 trial Overall Response BM+ Monotherapy BM- LDG Combination Total N = 8  N = 15 N=23   N (%) N (%) N (%) CR 0 (0) 1 (7) 1 (4) cPR 5 (63) 0 (0) 5 (22) uPR 0 (0) 1 (7) 1 (4) SD 1 (13) 6 (40) 7 (30) PD 2 (25) 7 (47) 9 (39) cORR (95% CI) 62.5% (30.4, 86.5) 6.7% (0.84, 31.8) 26% (12.3,46.8) OncoSignature BM+ vs BM- Segregation P = 0.009 Prospective initial validation of the AP3-based ACR-368 OncoSignature now achieved for endometrial cancer (P = 0.009 vs P = 0.083) Confirmed ORR in BM+ subjects now 62.5% with the lower bound of 95% C.I. 30.4% (vs. 22.9%) Confirmed ACR-368 responders still on therapy; mDoR not yet reached (~6 months at time of data-cut vs ~2 months) 1Subjects with ≥1 on-treatment scan 2https://ir.acrivon.com/news-events/events-presentations Meaningful positive data maturation since April R&D Event2

Clinical activity in BM+ patients who have all progressed on prior anti-pd-1 therapy Data current as of 25July2024, includes all BM+ subjects Percent Change from Baseline (sum of diameters) cPR SD PD Still on Treatment Confirmed ORR = 62.5% 95% C.I. (30.4%, 86.5%) Significant disease control (75%) with most RECIST responses occurring early

ONGOING CONFIRMED RESPONSES IN BM+ SUBJECTS ACROSS SUBTYPES



mDOR not yet reached
(~6 months at time of data cut-off)
Serous
Endometrioid
Carcinosarcoma
1 – Subtype
dMMR
pMMR
Not tested
2 – MMR Status
WT
Mut
Unknown
3 – p53 Status
PR
SD
PD
4 – BOR on last prior line
5 – BOR on ACR-368
1 2 3 4 5
0 1 2 3 4 5 6 7 8 9 10 11 12
Months on Treatment

- Durable responses in patients who all progressed on prior anti-PD-1 and whose BOR in last prior line was mostly PD
- Most patients are pMMR and p53 mutant, consistent with their prevalence in high grade endometrial cancer
- ACR-368 OncoSignature prediction is independent of molecular (incl. MMR) and histological subtype

Data current as of 25July2024

17 ACRIVON THERAPEUTICS

CONFIRMED RESPONSES IN SUBJECTS WHO ALL PROGRESSED ON PRIOR ANTI-PD-1

Endometrial subtype	# Prior Lines	Last Prior Therapy (LPT)	BOR on LPT	BOR on ACR-368
Serous	3	Pembrolizumab/Lenvatinib	PD	cPR
Serous	2	Pembrolizumab/Lenvatinib	PD	cPR
Endometrioid	4	Cisplatin	PD	cPR
Serous	1	Pembrolizumab	SD	cPR
Carcinosarcoma	2	Pembrolizumab/Lenvatinib	PR	cPR
Serous	4	Liposomal doxorubicin	PD	SD
Serous	3	Pembrolizumab/Lenvatinib	*UNK*	PD
Serous	3	Pembrolizumab/Lenvatinib	*NA*	PD

- All confirmed responders progressed on prior PD-1 therapy and majority had BOR = PD on last prior line of therapy
- Only 1 RECIST response amongst 6 patients with BOR data from LPT

BOR = Best Overall Response, UNK = unknown, NA = not applicable, NT = not tested
Data shown current as of 25Jul2024 and includes all efficacy-evaluable (at least one scan on-treatment) BM+ subjects

18 ACRIVON THERAPEUTICS

Deep, rapid responses seen in patients with large tumor lesions Screening Week 8 Week 16 Superior vaginal cuff Inferior vagina 0 mm 72-yo female with Stage III serous endometrial carcinoma (pMMR) PD on last prior line (pembrolizumab/lenvatinib) Confirmed PR at Week 16 73% overall decrease in sum of target lesions from baseline

Evidence of LDG sensitization in proportion of BM- subjects in exploratory phase 1b/2 trial Best Overall Response Initial disease control (1 cCR, 1 uPR, and 6 SD) observed in a proportion of BM- subjects LDG sensitization may potentially increase ORR across BM+ and BM- patients 1 2 3 4 Data current as of 25July2024, includes all BM- subjects enrolled at RP2D for LDG (10 mg/m2). 1– Histology; 2 – MMR; 3 – BOR on most recent prior line; 4 – BOR on ACR-368 + LDG PR SD PD Still on Treatment CR Confirmed Response Time on Treatment (Weeks) Percent Change from Baseline (sum of diameters) Percent Change from Baseline (sum of diameters) Months on Treatment

Encouraging safety profile Limited, predominantly transient, reversible, mechanism-based hematological AEs, which typically occurred during the first 1-2 cycles of therapy Notable absence of long-lasting myelosuppression or the typical more severe non-hematological AEs commonly seen with ADCs and chemotherapy ACR-368 data current as of 25July2024 and includes the safety population of endometrial carcinoma subjects (any subject who has received at least one dose of ACR-368) enrolled (BM+ and BM-) and at the RP2D for LDG (BM-). Prophylactic G-CSF encouraged in BM+ and mandated in BM- subjects (compatible with q14d dosing regimen). Treatment-Related Adverse Events of Note ACR-368 (BM+) ACR-368 + LDG (BM-) N = 12  N = 23 All (%) Gr 3/4 (%) All (%) Gr 3/4 (%) Thrombocytopenia 6 (50) 2 (17) 12 (52) 8 (35) Anemia 4 (33) 3 (25) 12 (52) 9 (39) Neutropenia 3 (25) 3 (25) 7 (30) 7 (30) Febrile Neutropenia 0 0 3 (13) 3 (13) Fatigue 3 (25) 0 7 (30) 0 Vomiting 3 (25) 0 2 (9) 0 Diarrhea 2 (17) 0 2 (9) 0 Infusion Reaction 0 0 1 (4) 0 Hypertension 0 0 1 (4) 1 (4) Dyspnea 0 0 2 (9) 0

BLINDED KOL MARKET RESEARCH UNDERSCORES ENDOMETRIAL CANCER REPRESENTS SIGNIFICANT OPPORTUNITY FOR ACR-368

- Endometrial cancer (EC) projected to be the third most prevalent cancer and the fourth leading cause of cancer-related death among women by 2040[1]
  - Incidence = 67,880, prevalence = 865,000 in the US (2023)*; Incidence increasing by 1-3% per year
  - Mortality = 13,250 in the US (2023); 5-year survival ~ 80%*
  - High grade EC accounts for majority of EC deaths each year

- <u>Second line (2L) now represents a high unmet need</u>
  - New cases of high grade, recurrent EC (progressed on anti-PD-1 + chemo) ~30K patients/year
  - 90% of cases believed to progress to 2L therapy
  - Recent front-line approvals of anti-PD-1 plus chemo followed by anti-PD-1 only[1,2] for high grade EC reduces/eliminates pembro + lenvatinib[3] as viable 2L option for most patients
  - Reported chemotherapy efficacy in 2L is ORR = 14.7% and mPFS = 3.8 months[3]

*SEER database
[1]Eskander et al, NEJM 2023; [2]Mirza et al, NEJM 2023; [3]Makker et al, NEJM 2022

22

ACRIVON THERAPEUTICS

BLINDED KOL MARKET RESEARCH SUGGESTS ACR-368 PROFILE ATTRACTIVE TO GYNECOLOGIC ONCOLOGISTS

Themes	Representative quotes	Implications
Huge unmet need still exists in endometrial cancer treatment, especially pMMR	"People that develop recurrence almost invariably do not survive their endometrial cancer." "I believe that in pMMR the contribution of immune therapy is modest." "Those patients (pMMR) we know they don't have as robust as response as those patients that are mismatch repair deficient. Certainly, that's a big unmet need."	**Clinicians eager to embrace new therapeutic options especially in challenging to treat molecular sub-groups**
Significant SOC gap and unmet need exists in 2L opportunity for ACR-368	"That's really where there is the biggest opportunity is – in 2L." "I think everybody's struggling with what to do for 2L therapy." "I would say that you would really want to see something with a response rates north of 30% to really get people excited about that but really the bar is above 20% and would be interesting." "If you had a 20% or 25% response rate, that would be pretty good"	**Recent changes to standard of care leaves opportunity for significant penetration with new 2L therapies**
Biomarker driven approach highly attractive and justified for high ORR	"I know the FDA is very interested in companion diagnostics. I think that they really want to see that the work is being done to understand the responders." "If you could predict which patients would respond so that the patients that you chose would be higher, then I think you'd be in like Flynn." "Over 60% ORR? I hope such a compound really exists!"	**That ACR-368 OncoSignature is independent of genetic background or histology further favorably differentiates the agent**

Source: Single blinded, proprietary third-party market research with endometrial KOLs conducted August-September 2024

23 ACRIVON THERAPEUTICS

EVOLVING TREATMENT LANDSCAPE FOR THE MANAGEMENT OF ADVANCED STAGE OR RECURRENT ENDOMETRIAL CANCER



Symptoms (i.e. bleeding, pain)
Diagnosis
Surgical Staging
US FDA Approved in the dMMR and pMMR populations
- C/P + Pembrolizumab (NRG GY018)
- C/P + Dostarlimab (RUBY/GOG 3031)
Carboplatin + Paclitaxel + Immune Checkpoint Inhibition
NCCN Compendium Listed
- C/P + trastuzumab (HER2+ serous and carcinosarcoma)
- C/P alone
MAINTENANCE
Pembrolizumab
Dostarlimab

Trastuzumab
Progression
No Prior-IO
Prior-IO
Lenvatinib + Pembrolizumab

C/P + IO

US FDA approval of T-Dxd In HER2 3+
Single agent vs combination Chemotherapy

US FDA approval of T-Dxd In HER2 3+
With chemotherapy: ORR 15%; mPFS 3.8 mo
Progression
Other Lines of Therapy and Clinical Trials
Progression-Free Survival (9-13 months in the pMMR EC population)
Post-Progression Survival (12-18 months)
Potential alternate strategies: hormonal therapy, single agent IO, T-Dxd in HER 2 2+ (NCCN)

Courtesy Dr. R. Eskander

24 ACRIVON THERAPEUTICS

Development path for ACR-368 in endometrial cancer Accelerated approval pathway Ongoing single arm registrational intent Phase 2 monotherapy endometrial cancer trial represents the first potential approval opportunity for ACR-368 Confirmatory trial strategy Evaluating options to potentially move towards new front line setting Randomization anti-PD-1 vs anti-PD-1 + ACR-368 post C/P + anti-PD-1 (sub-group analysis; MMR status in all-comer)* Potential ≥2nd line options: ACR-368 + ULDG in all-comer patients *Based on current clinical data showing cPRs in patients progressing on prior anti-PD-1 together with a strong rationale for, and preclinical data demonstrating additive/synergistic activity of ACR-368 and anti-PD-1 (Refs: Lyer et al, Cancer Disc 2021; McGrail et al, Sci Transl Med 2021; Sen et al, Cancer Disc 2019)

ACR-368 potential in high unmet tumor types beyond endometrial, ovarian, and bladder cancer Enrollment is continuing in our ongoing multicenter phase 2 trials in ovarian and bladder cancer with planned update at a future date ACR-368 has also shown promising clinical activity in HPV+ squamous cell cancers (SCC), and sarcomas* HPV+ SCC are of increasing incidence (~50,000-60,000 new cases per year in the US) and includes ~70-80% of oropharyngeal H&N, ~20% of esophageal, ~90% of cervical, and 95% of anal cancers** SCCHN: Dr. C Chung, MD, Chair, Moffitt Cancer Center has begun an investigator-initiated trial with ACR-368 + ULDG in both HPV+ and HPV- SCCHN post anti-PD-1. IND cleared and site is activated HPV+ SCC represent tumor types of high unmet need and attractive option for next Acrivon-sponsored trial(s) with ACR-368 *Hong et al, CCR 2018, Slotkin et al, ASCO Annual Meeting 2022 **CDC 2023; ICO/IARC Information Centre on HPV and Cancer 2023; Gribb et al, Dela J Public Health 2023, NCI 2023

ACR-2316, a potent, novel, dual WEE1/PKMYT1 inhibitor optimized for superior single agent activity and therapeutic index IND CLEARED AND FIRST CLINICAL SITES ACTIVATED AHEAD OF SCHEDULE AP3-BASED DRUG DISCOVERY

Streamlined AP3-based design of compounds for superior single agent activity and therapeutic index Peptide clean up Direct DIA analysis Drug treatment Proteolysis P-peptide enrichment Ultra high resolution P-proteomic profiling Week 0 Week 2 Turnaround <2 weeks Quantitative mapping (>105,000 phospho-sites covering >10,000 proteins) Drug-regulated phospho-sites and biological process enrichment Drug-regulated pathway activity mapping and reconstitution P P AP3 enables pathway-based drug design for optimal drug properties High resolution and throughput MS-based P-proteomics

ACR-2316: UNIQUELY ENABLED BY AP3 TO OVERCOME LIMITATIONS OF CURRENT WEE1 AND PKMYT1 INHIBITORS

Program goals (superior therapeutic index):

- **Superior single agent activity (AP3)**
  - Potent activation of CDK1, CDK2, and PLK1 and quenching of resistance through balanced WEE1/PKMYT1 inhibition to ensure robust pro-apoptotic tumor death
- **High selectivity for minimal AEs (co-crystallography)**
  - Structure-guided design to limit adverse events (AEs) to be strictly mechanism-based, transient, short-lived
- **Streamlined clinical development (ACR-2316 OncoSignature)**
  - To identify/prioritize sensitive indications prior to clinical start and for drug target engagement-based dose optimization during Phase 1

AP3 used for pathway-based optimization to achieve superior single agent activity


CDK1
CDK2
ATR
ATM
CHEK1
PLK1
AURKA
AURKB
CHEK2
MAPK14
MAPK1
MAPKAPK2
TYK2
STK4
MAP4K1
BCR
TEC
CASKPTK2B
TNK2
EGFR
PTK2
MTOR
RIPK1
RIPK2
IKBKB
TGFBR2
EPHA2
HCK
PRKCD
PRKCI
PRKCZ
ABL2

ACR-2316: Rationally designed WEE1/PKMYT1 inhibitor
- ✓ Superior anti-tumor efficacy with complete tumor regression across models
- ✓ High selectivity ensures transient, short-lived, mild AEs
- ✓ Potent WEE1 inhibition, balanced PKMYT1 inhibition, overcomes resistance and enables robust activation of CDK1, CDK2, and PLK1 for mitotic catastrophe

Co-crystallography for drug design and selectivity



Zhu et al, J. Med. Chem. (2017)

29
ACRIVON THERAPEUTICS

ACR-2316 is highly potent across human tumor cell lines and patient-derived ex vivo tumor models Patient-derived ex vivo ovarian tumor models Human tumor cell lines (not genetically selected) Breast Lung Ovarian Prostate Renal Medulloblastoma Glioblastoma Pancreatic WEE1i PKMYT1i

ACR-2316 induces complete tumor regression across models and dosing regimens 5d on/2 d off Model 1 5d on/2 d off Model 2

ACR-2316 - favorable preclinical safety profile Mice: ACR-2316 was well-tolerated, resulting in tumor regression in xenograft mouse models at multiple dosing regimens (qw, 2qw, 3d on/4d off, 5d on/2d off, and qd) Transient, reversible, mechanism-based hematological adverse events Rat and dog MTD, DRF, and GLP tox studies: GLP tox studies (31 days) completed in rat and dog with the planned human dosing regimen achieving exposure required for tumor regression Adverse events were mechanism-based, short-lived, reversible and limited to dividing myeloid progenitors and gastrointestinal tract We believe the broad therapeutic index observed across all our preclinical studies conducted with the planned dosing regimen is consistent with the target human exposure required for anti-tumor activity and anticipated reversibility of mechanism-based AEs

ACR-2316 IND cleared and initial clinical sites activated ACR-2316-101: Phase 1 study of ACR-2316 in subjects with advanced solid tumors Aiming for streamlined clinical development: Multiple sites currently activated and screening, first dosing expected shortly AP3-based indication finding and OncoSignature development ongoing Dose optimization to be guided by drug target engagement aligned with Project Optimus Dose Expansion RP2D determination in 2 selected tumor types Dose Escalation (N ≤ 42 patients) In selected solid tumor types

ACR-2316 IS A POTENTIALLY BEST-IN-CLASS AGENT RATIONALLY DESIGNED USING ACRIVON'S AP3 PLATFORM

Program Goals		Demonstrated Preclinical Results
1 Superior single agent activity	AP3-Enabled SAR	▪ Superior* single agent anti-tumor activity through robust CDK1, CDK2, and PLK1 activation and elimination of dominant resistance mechanisms through balanced WEE1 and PKMYT1 inhibition
2 High selectivity and potency		▪ 5-20-fold more potent* in preclinical models than clinical benchmarks
3 Favorable safety profile		▪ High selectivity results in adverse events limited to transient, short-lived, mechanism-based, reversible
4 Streamlined clinical development		▪ Broad preclinical therapeutic index and anti-tumor activity across dosing regimens ▪ AP3-based identification of PD biomarkers and prioritization of promising indications

*Head-to-head preclinical studies against benchmarks with clinical data

34 ACRIVON THERAPEUTICS

AP3 INTERACTOME V.2: PROPRIETARY INTERACTIVE DATA ANALYSIS INFRASTRUCTURE

Actionable data across all AP3 experiments accessible for all Acrivon scientists
Fully scripted, algorithm-based machine learning-enabled pathway and biomarker analyses

~150,000 phosphosites

~50,000 phosphosites

- Data completeness Peptide IDs CV
- Pearson Correlation
- PCA Hierarchical Clustering
- Filtering Batch effects Normalization Imputation
- ANOVA Hierarchical clustering
- DEPs Volcano Plots
- Consensus Sequence Motif
- Pathway Enrichment
- Kinase Inference
- Network Mapping
- Biomarkers


AP3 Interactome


AP3 Interactome


AP3 Interactome


AP3 Interactome

35
ACRIVON THERAPEUTICS

Acr-2316 induces potent activation of pro-apoptotic mitotic kinases in sensitive tumor cells Robust activation of CDK1with ACR-2316 exemplified by enrichment of 206 upregulated substrates of CDK1 ACR-2316 @60min and 200nM in ACHN

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 AP3 interactome enables real time quantitative computational analyses of proprietary AP3 drug profiling data across different conditions and experiments Comparison @60min and 200nM in ACHN Time-dependent comparison @ 200nM in ACHN Dose-dependent comparison @ 60min in ACHN ACR-2316 ACR-2316 3 -3 log2FC 3 -3 log2FC 3 -3 log2FC

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 vs comparators 60min and 200nM in ACHN 3 -3 log2FC

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 vs comparators Dose-dependent comparison @ 60min in ACHN 3 -3 log2FC

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 vs comparators Time-dependent comparison @ 200 nM in ACHN 3 -3 log2FC

AP3-based compound design in intact cells: optimal activation and inhibition of critical pathways CDK1, CDK2, and PLK1 top activated kinases critical for potent pro-apoptotic tumor cell death (mitotic catastrophe) top inhibited kinases involved in resistance to WEE1 inhibitors

FINANCIAL HIGHLIGHTS Cash and marketable securities $220.4M Projected runway into H2’26 Fully Diluted Shares Outstanding 43.9M Balance sheet 30-June-2024 Current operating plan, assuming no additional financing Including shares, pre-funded warrants and equity grants outstanding 30-June-2024

KEY TAKE AWAYS

Significant clinical advancements and continued prospective validation of our AP3 platform since last R&D update in April

1. Interim registrational intent Phase 2 clinical data for ACR-368 endometrial cancer cohort*, with confirmed ORR (63%) and lower bound of confidence interval (~30%), solidifying endometrial cancer as likely first indication for potential approval
2. Statistically significant segregation of responders in BM+ vs BM- subgroups based on prospective OncoSignature patient selection (p-value = 0.009)
3. ACR-368 endometrial cohort data maturing with all responders still on therapy; mDoR not yet reached (~6 months at time of data-cut)
4. Actively evaluating potential confirmatory trial designs for a potential future label expansion
5. IND clearance of ACR-2316, a potential best-in-class, dual WEE1/PKMYT1 inhibitor rationally designed using AP3; clinical sites activated and screening patients for enrollment in a Ph1b study
6. AP3 Interactome generating proprietary, actionable insights, leveraging in-house data and delivering fully scripted, algorithm-based machine learning-enabled pathway and biomarker analyses
7. Cash and marketable securities ~$220M with runway projected into second half of 2026

* Data cut as of July 25, 2024

43 ACRIVON THERAPEUTICS

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune Cancers with DDR stress Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic Current focus

Q&A session